EXHIBIT 4.1

NUMBER                                                                SHARES
[    ]                                                                [    ]

                                MICROISLET, INC.

                                  COMMON STOCK                 CUSIP 59507Q 10 6
                                                                SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


THIS CERTIFIES
THAT:



IS OWNER OF

          Fully paid and non-assessable shares of the Common Stock of

                                MICROISLET, INC.


  transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed


 WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


DATED:


COUNTERSIGNED:
PUBLICEASE STOCK TRANSFER

By:
    ------------------------------
    AUTHORIZED SIGNATURES

                           [SEAL OF MICROISLET, INC.]

/s/ signature                                              /s/ signature
-------------------------                                   --------------------
   President                                                   Secretary

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM   - as tenants in common                  UNIF GIFT MIN ACT - ________Custodian_______
                                                                      (Cust)            (Minor)
                                                                   under Uniform Gifts to Minors
TEN ENT   - as tenants by the entireties                               _____________________
                                                                              (State)
JT TEN    - as joint tenants with right of
            of survivorship and not as            UNIF TRF MIN ACT - ________Custodian________
            tenants in common                                        ________ under Uniform Transfers
                                                                     (Minor)

     Additional abbreviation may also be used though not in above list.


For value received, _________________________ hereby sell, assign and tranfer
into                                     +-------------------------------------+
                                         |                                     |
                                         +-------------------------------------+
                                         PLEASE INSERT SOCIAL SECURITY OR OTHER
                                              IDENTIFYING NUMBER OF ASSIGNEE
________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated, __________________________

                                 _____________________________________________.

                                 _____________________________________________.
                                 THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                 CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER



Signature(s) Guaranteed



By ________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIOINS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.



                            TRANSFER FEE WILL APPLY